FIRST EAGLE FUNDS

First Eagle Overseas Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JANUARY 3, 2019

TO PROSPECTUS DATED MARCH 1, 2018

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2018, as may be amended or supplemented. Please review these matters carefully.

First Eagle Overseas Fund Opening to New Investors

Effective at the start of business on January 10, 2019, the First Eagle Overseas Fund (the “Overseas Fund”) will again begin accepting new investors without special restriction. At that time, shares of the Overseas Fund will be available for purchase as described in the section of the First Eagle Funds’ Prospectus entitled “About Your Investment—How to Purchase Shares.” Also at that time, all references in the First Eagle Funds’ Prospectus to the Overseas Fund as “closed” should be disregarded.

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The information contained in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2018, as may be amended or supplemented. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled “About Your Investment—How to Purchase Shares,” “About Your Investment—Overseas Fund and All Shares Classes (closed to new investors)” and “Once You Become a Shareholder—Exchanging Your Shares.”